                                    LEASE AGREEMENT

                                 SECURITY PACIFIC PLAZA

THIS LEASE made this    7TH      day of    JUNE                    ,1994
                    ------------        ---------------------------
between RAINIER PLAZA LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord"), and DATA DIMENSIONS, INC., a Delaware corporation ("Tenant").
                    ---------------------------------------------

As parties hereto, Landlord and Tenant agree:

1. LEASE DATA AND EXHIBITS: The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:

     (a) BUILDING: Known as Security Pacific Plaza, Bellevue, Washington, or such other name as Landlord may designate from time to time, situated on a portion of the real property more particularly described in Section 2 hereof, with an adress of 777 - 108th Avenue N.E., Bellevue, Washington 98004.

     (b) PREMISES: Consisting of the floor area on the  twentieth (20th)
                                                        ----------------
floor(s) of the Building, as outlined on the floor plan(s) attached hereto as Exhibit A, including tenant improvements, if any, as described in Exhibit B.

     (c) RENTABLE AREA OF PREMISES:  2,371 net rentable square feet.
                                    ------
     (d) TENANT'S PERCENTAGE OF THE BUILDING: .59  %, calculated by dividing
                                             -------
the net rentable area of the Premises by the net rentable area of the
Building (  404,154   net rentable square feet). In the event the net
          -----------
rentable area of the Premises or the net rentable area of the Building is altered, Landlord may adjust "Tenant's Percentage of the Building" to properly reflect such event.

     (e) BASIC PLANS DELIVERY DATE:       N/A       .
                                     ----------------
         FINAL PLANS DELIVERY DATE:       N/A       .
                                     ----------------

     (f) COMMENCEMENT DATE:   March 1, 1996    or such earlier or later date
                           -------------------
as provided in Section 3 hereof.

     (g) EXPIRATION DATE:     June 30, 1997       .
                          -------------------------

     (h) RENT: The amount(s) specified in Paragraph  1  of Exhibit C hereto
                                                   -----
in accordance with Section 5 hereof.

     (i) SECURITY DEPOSIT: $    N/A     .
                            -------------

     (j) PARKING: Tenant shall have the right to lease parking spaces in or
near the Building in accordance with the terms of Paragraph   2  of Exhibit C
                                                            ----
hereto.

     (k) NOTICE ADDRESSES:

         Landlord:  Rainier Plaza Limited Partnership
                    777 108th Avenue Northeast
                    Suite 2050
                    Bellevue, Washington 98004-5118

         Tenant:    Data Dimensions, Inc.
                    ----------------------------------
                    777 108th Avenue N.E., Suite 2070
                    ----------------------------------
                    Bellevue, Wa 98004
                    ----------------------------------

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                                    EXHIBIT C

                            Addendum to Lease between
                    RAINIER PLAZA LIMITED PARTNERSHIP (LANDLORD)
                                      and
                         DATA DIMENSIONS, INC. (TENANT)

                             ADDITIONAL LEASE TERMS

1. RENT.


    The base rental rate for the Premises shall be Twenty-One Dollars ($21.00) per net rentable square foot per annum. Rent shall commence on the Commencement Date specified in Section 1(f) of the Lease hereto.

    The total annual base rent (base rental rate per net rentable square foot per year multiplied by net rentable area of the Premises) shall be paid in 12 equal monthly payments and shall be payable in accordance with Section 5 of this Lease. Rent shall be adjusted from time to time pursuant to the terms of Sections 8 and 9 of this Lease.

2. PARKING.

    Tenant shall have the right to lease up to five (5) unassigned parking spaces in the Building garage during the initial Lease term at the market rate, which rate is subject to change from time to time as determined by Landlord. Initally, the rate shall be Eighty Dollars ($80.00) per month per space plus applicable sales tax.

    In accordance with the City of Bellevue's policy to minimize the use of single occupant vehicles and to generally reduce parking requirements in the Central Business District, Tenant will participate in Landlord's transportation management program.

    Parking is leased subject to the rules of Landlord, garage operator and the City of Bellevue.

3. BROKERAGE COMMISSION.

   Landlord shall pay Kidder Mathews & Segner, Inc. a broker's fee equal to 5% of the lease revenue during the sixteen-month term of the Lease, but not to exceed $4.00 per rentable square foot. Such
   Commission shall be paid on the Commencement Date of the Lease.

4. CONTINGENCY.

   Full execution and ratification of this Lease is contingent upon full ratification and execution of a lease termination agreement dated on or before February 29, 1996 between Rainier Plaza Limited Partnership and IDS Finanacial Services, Inc.